UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

SURFECT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-132597	88-0513176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

12000-G Candelaria NE, Albuquerque, New Mexico	87112
(Address of Principal Executive Offices)	(Zip Code)

(505) 294-6354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On and after July 27, 2006, the Company’s subsidiary,  Surfect Technologies, Inc. (“STI”),  provided prospective investors considering investment in the Company’s private placement and STI’s financial advisors with materials pertaining to STI.    The materials, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

The information in this item, including Exhibit 99.1 submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18.

Item 9.01. Financial statements and exhibits

(d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFECT HOLDINGS, INC.

Date: October 6, 2006	By:	/s/ Steve Anderson
Steve Anderson
President and Chief Executive Officer

EXHIBIT INDEX

The following exhibit is submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Surfect Technologies, Inc. Management Presentation dated July 2006